UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Gaming Partners International Corporation

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of Incorporation)

0-23588	88-0310433
(Commission File Number)	(IRS Employer Identification No.)

3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada	89032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 384-2425

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.       Submission of Matters to a Vote of Security Holders

On March 12, 2019, Gaming Partners International Corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of November 27, 2018 (the “Merger Agreement”), by and among the Company, Angel Holdings Godo Kaisha, a company organized under the laws of Japan (“Angel”), and AGL Nevada Corporation, a Nevada corporation and wholly owned subsidiary of Angel (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Angel. At the Special Meeting, the Company’s stockholders voted to approve the Merger Agreement. The Company’s stockholders also voted to approve the adjournment of the Special Meeting, if necessary or appropriate in the view of the Company’s board of directors, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Merger Agreement, but such adjournment was deemed unnecessary.

As of the close of business on February 1, 2019, the record date for the Special Meeting, there were 8,085,594 outstanding shares of the Company’s common stock entitled to vote. At the Special Meeting, 6,942,141 shares of common stock, or approximately 85.85%, were represented in person or by proxy, and, therefore, a quorum was present.

The final voting results for each matter submitted to a vote of the Company’s stockholders at the Special Meeting are set forth below:

Proposal 1: Approval of the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
6,909,294	31,865	982	0

Proposal 2: Adjournment of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
[…]	[...]	[...]	[…]

Each of the foregoing proposals were approved, having received “for” votes from a majority of the shares of Company common stock outstanding and entitled to vote at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION

Date: March 14, 2019	By:	/s/ Alain Thieffry
Alain Thieffry
Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Chairperson of the Board